Exhibit 99.1

May 1, 2024 CARPENTER TECHNOLOGY CORPORATION 3rd Quarter Fiscal Year 2024 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2023, Form 10-Q for the fiscal quarters ended September 30, 2023, and December 31, 2023, and the exhibits attached to such filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; and (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, and Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology’s consolidated financial information but is not presented in Carpenter Technology’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2024 CRS Holdings, LLC. All rights reserved. 2

3rd QUARTER FISCAL YEAR 2024 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total case incident rate 3.3 2.1 2.2 2.0 1.7 1.7 1.2 1.3 1.1 1.0 0.6 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 YTD © 2024 CRS Holdings, LLC. All rights reserved. 4

Performance: Beat Q3 FY24 Guidance; Raising Q4 FY24 Outlook

Beat Q3 FY24 guidance by ~18% with improved operating performance and expanding margins



Adjusted Operating Income ($M)
~18%
74-79
90
Q3 FY24 Previous Guidance
Q3 FY24 Actual*

Raising Q4 FY24 outlook by ~8%, building on operating momentum from Q3 FY24



Adjusted Operating Income ($M)
~8%
97-112
110-115
Q4 outlook is ~25% increase over Q3
Q4 FY24 Previous Outlook
Q4 FY24 Updated Outlook

CARPENTER TECHNOLOGY © 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

5

Third Quarter Summary • Delivered record adjusted operating income of $90.0 million, up 29% sequentially and 129% year-over-year, outperforming third quarter outlook • Exceeded expectations in SAO segment with operating income of $103.5 Exceeded expectations with million, realizing adjusted operating margin of 21.4% accelerated growth through • Generated $61.9 million of adjusted free cash flow expanding margins and • Accelerated growth with higher volumes sequentially and improved mix, primarily in Aerospace and Defense and Medical end-use markets improved productivity • Continued to see strong demand for our unique portfolio of solutions across end-use markets, with backlog at record levels © 2024 CRS Holdings, LLC. All rights reserved. 6

Third Quarter Sales Q3-24 NET SALES EX. % NET SALES EX. Optimizing mix for profitability in strong demand environment MARKET VS. Q2-24 SURCHARGE ($M)* SURCHARGE • Sales up 14% sequentially on higher volumes, improving $315.1 57% mix and pricing actions AEROSPACE & DEFENSE +28% • Aerospace and Defense and Medical end-use markets $84.2 15% increased sales with improved primary melt output MEDICAL +15% • Energy sales down after strong second quarter, with mix$26.3 5% shift back to Aerospace material; continue to see strong TRANSPORTATION -2% demand $27.8 5% ENERGY -24% • Strong bookings across end-use markets continue, with backlog at record levels $77.1 14% INDUSTRIAL & CONSUMER -4% © 2024 CRS Holdings, LLC. All rights reserved. 7

3rd QUARTER FISCAL YEAR 2024 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer 8

Income Statement Summary $ millions, except per share amounts SEQUENTIAL YEAR-OVER- Q3-24 Q2-24 Q3-23 CHANGE YEAR CHANGE Pounds (‘000) 50,208 49,082 57,302 1,126 (7,094) Net Sales 684.9 624.2 690.1 60.7 (5.2) Net Sales ex. Surcharge Revenue* 553.8 485.3 491.5 68.5 62.3 Gross Profit 147.0 122.6 93.5 24.4 53.5 Selling, General and Administrative Expenses 57.0 52.8 54.2 4.2 2.8 Operating Income 75.9 69.8 39.3 6.1 36.6 Special Item included in Operating Income 14.1 — — 14.1 14.1 Operating Income ex. Special Item* 90.0 69.8 39.3 20.2 50.7 Adjusted Operating Margin ex. Surcharge Rev. and Special Item* 16.3% 14.4% 8.0% 1.9% 8.3% Effective Tax Rate 37.6% 22.6% 22.5% 15.0% 15.1% Net Income 6.3 42.7 18.6 (36.4) (12.3) Diluted Earnings per Share $0.12 $0.85 $0.38 ($0.73) ($0.26) Adjusted Diluted Earnings per Share ex. Special Items* $1.19 $0.85 $0.38 $0.34 $0.81 © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 9

SAO Segment Summary $ millions SEQUENTIAL YEAR-OVER-Q3-24 Q2-24 Q3-23 CHANGE YEAR CHANGE Pounds (‘000) 50,846 50,114 56,516 732 (5,670) Net Sales 608.5 549.4 603.4 59.1 5.1 Net Sales ex. Surcharge Revenue* 483.0 416.2 411.5 66.8 71.5 Operating Income 103.5 83.3 49.0 20.2 54.5 Adjusted Operating Margin ex. Surcharge Revenue* 21.4% 20.0% 11.9% 1.4% 9.5% Q3-24 Business Results Q4-24 Outlook • Record quarterly operating income results on growing sales and • Demand conditions remain strong across end-use markets, expanding margins especially Aerospace and Defense and Medical • Net sales excluding surcharge increased 16% sequentially on higher • Realize benefits of increasing productivity and optimizing capacity shipment volume with strong demand for high value products in for higher-value product mix Aerospace and Defense and Medical end-use markets • Q4-24 operating income expected to be in the range of $124 • Continued to build operating margin momentum with increased million to $127 million productivity, improving product mix and higher price realization © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 10

PEP Segment Summary $ millions SEQUENTIAL YEAR-OVER-Q3-24 Q2-24 Q3-23 CHANGE YEAR CHANGE Pounds (‘000)* 2,618 2,318 3,232 300 (614) Net Sales 102.4 95.7 115.1 6.7 (12.7) Net Sales ex. Surcharge Revenue** 94.6 87.9 103.8 6.7 (9.2) Operating Income 9.2 7.1 10.2 2.1 (1.0) Adjusted Operating Margin ex. Surcharge Revenue** 9.7% 8.1% 9.8% 1.6% (0.1%) Q3-24 Business Results Q4-24 Outlook • Net sales excluding surcharge increased 8% sequentially and • Remain focused on increasing productivity and throughput rates decreased 9% year-over-year across manufacturing facilities to support strong demand for titanium solutions • Operating income increased $2.1 million sequentially and decreased $1.0 million year-over-year • Q4-24 operating income expected to be in the range of $9.5 million to $11.0 million *Pounds includes only Dynamet and Additive businesses. © 2024 CRS Holdings, LLC. All rights reserved. **Detailed schedule included in Non-GAAP Schedules in Appendix. 11

Adjusted Free Cash Flow Summary $ millions Q3-24 Q2-24 Q1-24 9 MOS FY24 9 MOS FY23 Net Income + Non-Cash Items 109.7 83.9 90.0 283.5 141.5 Inventory 1.8 (89.7) (67.8) (155.6) (213.5) Working Capital / Other (28.0) 20.5 (10.2) (17.6) (88.2) Total Net Working Capital / Other (26.2) (69.2) (78.0) (173.2) (301.7) Pension Plan Contributions (0.1) (0.1) (4.6) (4.9) —Net Cash Provided from (Used for) Operating Activities 83.4 14.6 7.4 105.4 (160.2) Purchases of Property, Plant, Equipment and Software (21.6) (25.3) (22.0) (68.9) (51.5) Proceeds from Disposals of Property, Plant and Equipment 0.1 — — 0.1 —Adjusted Free Cash Flow* 61.9 (10.7) (14.6) 36.6 (211.7) Cash 53.5 15.7 18.1 53.5 22.3 Available Borrowing Under Credit Facility 348.8 334.4 348.3 348.8 189.6 Total Liquidity 402.3 350.1 366.4 402.3 211.9 The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 12

3rd QUARTER FISCAL YEAR 2024 OUTLOOK Tony Thene | President and Chief Executive Officer 13

Drivers of Carpenter Technology Value Proposition Unique Set of Commitment to Sustainable Market Consistency of Attractive Growth Capabilities and Strategy Strength Performance Outlook Assets • Leverage core strength • Strong underlying • Difficult to replicate • Consistently achieving • Accelerating progress in engineered materials demand fundamentals system of unique and exceeding external towards goal to double and process capabilities driving record backlog manufacturing assets targets communicated operating income vs. to solve our customers • FY19 current and anticipated • Qualified into high • Customer and industry Driving increased challenges growth, high value qualifications to ensure productivity across • Further growth applications highest quality operations while anticipated beyond • Relentless focus on ensuring safety and FY27 goal vision to be preferred • High growth in • Strengthening and quality solutions provider Aerospace and Defense expanding set of assets • Cash generation creates delivering products for and Medical end-use and capabilities to • Volume, price and significant shareholder critical applications markets further elevate value product mix value across attractive end- optimization driving use markets margin benefits © 2024 CRS Holdings, LLC. All rights reserved. 14

Pulling Forward FY27 Goal With Accelerating Earnings Growth Through Multiple Initiatives

Building momentum each quarter with increasing productivity and expanding operating margins

Adjusted Operating Income* ($M)



+29%
+25%
69
70
90
110-115
Q1FY24
Q2FY24
Q3FY24
Q4FY24 Outlook

- Rapidly accelerating quarterly earnings growth
- Q3 FY24 adjusted operating income of $90 million up 29% sequentially and an all-time quarterly record
- Projecting 25% increase in adjusted operating income in Q4 FY24 over Q3 FY24, which would result in another record quarter

Pulling forward FY27 goal with accelerating earnings growth

Adjusted Operating Income ($M)



2x
243
133
339-344
460-500
Pulling forward FY27 Goal to FY26
FY19
FY23
FY24 Outlook
FY25
FY26
FY27 Goal

- Projecting $339 million to $344 million of adjusted operating income for FY24, an increase over previous guidance
- Approximately 60% of growth expected to be realized in year one of original four year goal
- Pulling forward FY27 goal one year to FY26

CARPENTER TECHNOLOGY

© 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

15

APPENDIX OF NON-GAAP SCHEDULES 16

Non-GAAP Schedules Adjusted Operating Margin ex. Surcharge Revenue and Special Item $ millions Q3-24 Q2-24 Q3-23 Net Sales 684.9 624.2 690.1 Less: Surcharge Revenue 131.1 138.9 198.6 Net Sales ex. Surcharge Revenue 553.8 485.3 491.5 Operating Income 75.9 69.8 39.3 Special Item: Goodwill Impairment 14.1 — —Adjusted Operating Income ex. Special Item 90.0 69.8 39.3 Operating Margin 11.1% 11.2% 5.7% Adjusted Operating Margin ex. Surcharge Revenue and Special Item 16.3% 14.4% 8.0% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 17

Non-GAAP Schedules Adjusted Segment Operating Margin ex. Surcharge Revenue SAO SAO SAO PEP PEP PEP $ millions Q3-24 Q2-24 Q3-23 Q3-24 Q2-24 Q3-23 Net Sales 608.5 549.4 603.4 102.4 95.7 115.1 Less: Surcharge Revenue 125.5 133.2 191.9 7.8 7.8 11.3 Net Sales ex. Surcharge Revenue 483.0 416.2 411.5 94.6 87.9 103.8 Operating Income 103.5 83.3 49.0 9.2 7.1 10.2 Operating Margin 17.0% 15.2% 8.1% 9.0% 7.4% 8.9% Adjusted Operating Margin ex. Surcharge Revenue 21.4% 20.0% 11.9% 9.7% 8.1% 9.8% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 18

Non-GAAP Schedules Adjusted Diluted Earnings Per Share $ millions, except per share amounts Q3-24 Q2-24 Q3-23 Diluted Earnings per Share $0.12 $0.85 $0.38 Net Income 6.3 42.7 18.6 Special Items, net of tax: Goodwill Impairment 14.1 — —Pension Settlement Charge 39.5 — —Special Items, net of tax: 53.6 — —Net Income Excluding Special Items 59.9 42.7 18.6 Adjusted Diluted Earnings per Share Excluding Special Items $1.19 $0.85 $0.38 Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 19

Non-GAAP Schedules Adjusted Free Cash Flow $ millions Q3-24 Q2-24 Q1-24 9 MOS FY24 9 MOS FY23 Net Cash Provided from (Used for) Operating Activities 83.4 14.6 7.4 105.4 (160.2) Purchases of Property, Plant, Equipment and Software (21.6) (25.3) (22.0) (68.9) (51.5) Proceeds from Disposals of Property, Plant and Equipment 0.1 — — 0.1 —Adjusted Free Cash Flow 61.9 (10.7) (14.6) 36.6 (211.7) Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. Historically, this non-GAAP financial measure included cash used for dividends paid on outstanding common stock and participating securities. Management believes that excluding cash dividends paid from adjusted free cash flow will provide a more direct comparison to operating cash flow, a GAAP-defined financial measure. Fiscal year 2023 has been reclassified to conform to the current presentation. The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. 20

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact info@cartech.com | 610 208 2000 www.carpentertechnology.com 2 1